Exhibit 99.32

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		3/31/2008
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$0.00

B. Disbursements not under the plan, for current quarter:	$206,461.86

Total Disbursements	$206,461.86

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply generally with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$15,122.16	$
8. Unsecured Creditors		$0.00		$688,729.01	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$0.00		$4,134,110.66	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	4/17/2008

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
January 1, 2008 through March 31, 2008

Type	Num	Date	Name	Further Description	Paid Amount

			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 1/01/08-3/31/08		0.00

Check	ACH	01/15/2008	US Bank	December 2007 bank analysi charges	(234.30)
Bill Pmt -Check	WIRE	01/11/2008	BENTOVIM	January 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1305	01/10/2008	IRON	offsite records storage	(775.85)
Bill Pmt -Check	1306	01/10/2008	LYON	January 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1307	01/10/2008	NEW WAY	storage trailers & parking Jan08 WA	(653.40)
Bill Pmt -Check	1308	01/10/2008	PDAVIS	January 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1309	01/10/2008	SQUIRE	November 2007 legal fees	(71,935.04)
Bill Pmt -Check	1310	01/10/2008	STEVEBROWN	December 2007 legal fees	(5,180.14)
Check	1311	01/31/2008	VOID CHECK	Void	0.00
Check	1312	01/31/2008	VOID CHECK	Void	0.00
Check	1313	01/31/2008	VOID CHECK	Void
Check	1314	01/31/2008	VOID CHECK	Void	0.00
Bill Pmt -Check	1315	01/31/2008	CANYON	TFS/DI litigation WJ Hsieh depo 1/11/08	(1,131.39)
Bill Pmt -Check	1316	01/31/2008	CAVANAGH	January 2008 legal services	(65.00)
Bill Pmt -Check	1317	01/31/2008	NEUSTAR	DNS services	(160.25)
Bill Pmt -Check	1318	01/31/2008	PUBLIC STORAGE	February 2008 Rent 2 units WA	(537.00)
Bill Pmt -Check	1319	01/31/2008	SETDEPO	TFS/DI litigation Bob Cheng depo transcript 12/28/07	(880.52)
Bill Pmt -Check	1320	01/31/2008	USTRUSTEE	Q407 Quarterly Disbursements Fee	(3,750.00)
Check	ACH	02/15/2008	US Bank	January 2007 Analysis Charges	(97.30)
Bill Pmt -Check	WIRE	02/08/2008	BENTOVIM	February TFS Board Fees	(2,500.00)
Bill Pmt -Check	WIRE	02/08/2008	BRIDGE	December 2007 professional services	(2,146.84)
Bill Pmt -Check	WIRE	02/29/2008	BRIDGE	January 2007 Professional services	(1,293.72)
Bill Pmt -Check	1321	02/08/2008	CT CORP	Representation Delaware 3/2008-2/2009	(335.00)
Bill Pmt -Check	1322	02/08/2008	IRON	Offsite records storage	(775.85)
Bill Pmt -Check	1323	02/08/2008	LYON	February TFS Board Fees	(2,500.00)
Bill Pmt -Check	1324	02/08/2008	NEW WAY	February rent 3 storage trailers WA	(653.40)
Bill Pmt -Check	1325	02/08/2008	PDAVIS	February TFS Board Fees	(2,500.00)
Bill Pmt -Check	1326	02/08/2008	STEVEBROWN	January 2008 legal fees	(10,432.13)

Bill Pmt -Check	1327	02/28/2008	CAVANAGH	January 2008 legal fees	(32.50)
Bill Pmt -Check	1328	02/28/2008	EEW	Quarterly testing March08 CT	(1,205.00)
Bill Pmt -Check	1329	02/28/2008	NEUSTAR	DNS services	(163.54)
Bill Pmt -Check	1330	02/28/2008	PUBLIC STORAGE	March 2008 rent two storage units WA	(537.00)
Bill Pmt -Check	1331	02/28/2008	THE BANK OF NEW YORK MELLON	Nov07 & Dec07 Transfer agent fees	(3,642.63)
Check	ACH	03/17/2008	US BANK	February 2008 Analysis Fees	(264.91)
Bill Pmt -Check	WIRE	03/10/2008	BENTOVIM	February 2008 Professional fees	(2,500.00)
Bill Pmt -Check	WIRE	03/28/2008	BRIDGE	February 2008 Analysis Fees	(1,841.95)
Bill Pmt -Check	1332	03/10/2008	LYON	March 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1333	03/10/2008	NEW WAY	March 2008 rent trailer storage/parking WA	(653.40)
Bill Pmt -Check	1334	03/10/2008	PDAVIS	March 2008 TFS Board fees	(2,500.00)
Bill Pmt -Check	1335	03/11/2008	STEVEBROWN	February 2008 legal fees	(9,492.17)
Bill Pmt -Check	1336	03/27/2008	AZ CORPCOM	Filing Fee TFS FY 07-08	(45.00)
Bill Pmt -Check	1337	03/27/2008	AZDEPTREV	2007 Tax Extension	(50.00)
Bill Pmt -Check	1338	03/27/2008	CAVANAGH	March 2008 legal fees	(65.00)
Bill Pmt -Check	1339	03/27/2008	CT CORP	Annual report filing fee Delaware	(30.00)
Bill Pmt -Check	1340	03/27/2008	IRON	Offsite records storage	(775.85)
Bill Pmt -Check	1341	03/27/2008	NEUSTAR	DNS services	(115.18)
Bill Pmt -Check	1342	03/27/2008	PUBLIC STORAGE	April rent for 2 storage units WA	(537.00)
Bill Pmt -Check	1343	03/27/2008	SQUIRE	December 2007 legal fees	(63,353.60)
Bill Pmt -Check	1344	03/27/2008	STATE NJ	Refac dissolution fes	(120.00)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 1/01/08-3/31/08		(206,461.86)

			TOTAL DISBURSEMENTS FOR 1/01/08-3/31/08		(206,461.86)